Fees Summary	Feb. 16, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 21,480,625.00
Previously Paid Amount	2,957.98
Total Fee Amount	2,966.49
Total Offset Amount	0.00
Net Fee	$ 8.51